                                                                    Exhibit 99.1

                                                                  EXECUTION COPY

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                      MERRILL LYNCH MORTGAGE LENDING, INC.,

                                     SELLER

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,

                                    PURCHASER

                   MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                           Dated as of January 1, 2006

                     Merrill Lynch Mortgage Investors Trust
           (Mortgage Loan Asset-Backed Certificates, Series 2006-HE1)

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I   CONVEYANCE OF MORTGAGE LOANS.................................     1
Section 1.01. Sale of Mortgage Loans.....................................     1
Section 1.02. Delivery of Documents......................................     2
Section 1.03. Review of Documentation....................................     2
Section 1.04. Representations and Warranties of the Sponsor..............     2
Section 1.05. Grant Clause...............................................     5
Section 1.06. Assignment by Depositor....................................     5

ARTICLE II   MISCELLANEOUS PROVISIONS....................................     6
Section 2.01. Binding Nature of Agreement; Assignment....................     6
Section 2.02. Entire Agreement...........................................     6
Section 2.03. Amendment..................................................     6
Section 2.04. Governing Law..............................................     7
Section 2.05. Severability of Provisions.................................     7
Section 2.06. Indulgences; No Waivers....................................     7
Section 2.07. Headings Not to Affect Interpretation......................     7
Section 2.08. Benefits of Agreement......................................     7
Section 2.09. Counterparts...............................................     7

                                    EXHIBITS
EXHIBIT A     TRANSFER AGREEMENTS........................................     1

EXHIBIT B     TRANSFERORS................................................     1

                                    SCHEDULE
SCHEDULE A    MORTGAGE LOAN SCHEDULE.....................................     1


                                       -i-

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     This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of January 1,
2006 (the "Agreement"), is executed by and between Merrill Lynch Mortgage Lending, Inc. ("MLML" or the "Sponsor") and Merrill Lynch Mortgage Investors, Inc. (the "Depositor").

     All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of January 1, 2006, among the Depositor, Wells Fargo Bank, N. A., as trustee (the "Trustee"), and Wilshire Credit Corporation, as servicer ("Servicer").

                                   WITNESSETH:

     WHEREAS, pursuant to (i) certain master mortgage loan purchase and interim servicing agreements listed on Exhibit A hereto (collectively, the "Transfer Agreements") between MLML or Merrill Lynch Mortgage Capital Inc. ("MLMC"), as purchaser, and each of the originators listed on Exhibit B hereto (collectively, the "Transferors") and (ii) an Assignment, Assumption and Recognition Agreement, dated as of January 1, 2006 (the "AAR"), between MLML, as assignee, and MLMC, as assignor, with respect to the Transfer Agreement, dated as of July 1, 2004 between Impac Funding Corporation and MLMC and the Transfer Agreement, dated as of January 1, 2004, between WMC Mortgage Corporation and MLMC, Sponsor has purchased or received certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (the "Mortgage Loans");

     WHEREAS, each Transfer Agreement is supplemented by a related letter, each dated as of February 7, 2006, between each related Transferor and the Sponsor (each, a "Bring Down Letter");

     WHEREAS, the Sponsor desires to sell, without recourse, all of its rights, title and interest in the Mortgage Loans to the Depositor, to assign all of its rights and interest under the Transfer Agreements and the Bring Down Letters, and to delegate all of its obligations thereunder, to the Depositor; and

     WHEREAS, the Sponsor and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Sponsor and the Depositor agree as follows:


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                                    ARTICLE I

                          CONVEYANCE OF MORTGAGE LOANS

     Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Sponsor does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Sponsor in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of $781,557,165. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after January 1, 2006, other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Sponsor's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Sponsor's rights under any Insurance Policies related to the Mortgage Loans, and the Sponsor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties. Notwithstanding anything to the contrary in this Agreement, the Sponsor hereby assigns to the Servicer the right to collect from any Transferor the Excess Repurchase Price. The "Excess Repurchase Price" with respect to any Mortgage Loan shall be an amount equal to the excess of (a) the applicable Repurchase Price owed by a Transferor under the applicable Transfer Agreement in the event of a breach of a representation, warranty or covenant (including those regarding early payment defaults and premium recapture for early payments) over (b) the applicable Purchase Price owed to the Trust, if any, as defined in the Pooling Agreement. Notwithstanding anything to the contrary in this Agreement, the Servicer shall be a third-party beneficiary of this Agreement to the same extent as if it were a party hereto with respect to the limited assignment of rights described in this Section 1.01 and shall have full power and authority as an assignee of the Sponsor under the applicable Transfer Agreements to enforce such rights against the applicable Transferor.

     Concurrently with the execution and delivery of this Agreement, the Sponsor hereby assigns to the Depositor all of its rights and interest under the Transfer Agreements and the Bring Down Letters, other than any servicing rights retained pursuant to the provisions of the Transfer Agreements and the Bring Down Letters, to the extent relating to the Mortgage Loans. Concurrently with the execution hereof, the Depositor tenders the purchase price of $[INTENTIONALLY OMITTED]. The Depositor hereby accepts such assignment, and shall be entitled to exercise all such rights of the Sponsor under the Transfer Agreements and the Bring Down Letters, as if the Depositor had been a party to such agreements.

     Section 1.02. Delivery of Documents. In connection with such transfer and assignment of the Mortgage Loans hereunder, the Sponsor does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the Transfer Agreements.

     (a) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Sponsor, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the


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effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the Servicer for such purpose have been so deposited.

     Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Trustee for the Mortgage Loans for the Depositor. The Trustee is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review the Trustee identifies any material defect, the Sponsor shall be obligated to cure such defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Replacement Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under the Pooling Agreement.

     Section 1.04. Representations and Warranties of the Sponsor.

     (a) The Sponsor hereby represents and warrants to the Depositor that as of the date hereof that:

          (i) The Sponsor is a Delaware corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (ii) The execution and delivery by the Sponsor of this Agreement have been duly authorized by all necessary corporate action on the part of the Sponsor; none of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the provisions hereof will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Sponsor or its properties or the federal stock charter or bylaws of the Sponsor;

          (iii) The execution, delivery and performance by the Sponsor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) This Agreement has been duly executed and delivered by the Sponsor and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Sponsor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and


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          (v) There are no actions, suits or proceedings pending or, to the knowledge of the Sponsor, threatened or likely to be asserted against or affecting the Sponsor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Sponsor will be determined adversely to the Sponsor and will if determined adversely to the Sponsor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

     (b) The representations and warranties of each Transferor with respect to the Mortgage Loans contained in the applicable Transfer Agreement were made as of the date of such Transfer Agreement and brought forward to the Closing Date pursuant to the applicable Bring Down Letter. The representations and warranties of each Transferor with respect to the Mortgage Loans contained in the applicable Bring Down Letter are being made as of the Closing Date. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Transferor under the applicable Transfer Agreement or Bring Down Letter and (ii) a representation or warranty of the Sponsor under this Agreement, the sole right or remedy of the Depositor with respect to a breach by the Sponsor of such representation and warranty (other than a breach by the Sponsor of the representations and warranties made pursuant to Sections 1.04(b)(x) and 1.04(b)(xi)) shall be the right to enforce the obligations of the applicable Transferor under any applicable representation or warranty made by it; provided, however, that to the extent any of (a) Acoustic Home Loans, LLC ("Acoustic"),
(b) The CIT Group/Consumer Finance, Inc., The CIT Group/Consumer Finance, Inc.
(NY), and The CIT Group/Consumer Finance, Inc. (TN) (collectively "CIT"), (c) ComUnity Lending Incorporated, ("ComUnity"), (d) First Street Financial, Inc. ("First Street"), (e) Fremont Investment & Loan ("Fremont"), (f) Lenders Direct Capital Corporation ("LDDC"), (g) Liberty American Mortgage Corp. ("Liberty"),
(h) BayRock Mortgage Corporation ("BayRock") or (i) Impac Funding Corporation ("Impac") fails to fulfill its contractual obligations under the applicable Transfer Agreement then the Depositor shall have the right to enforce such obligations of to Acoustic, CIT, ComUnity, First Street, Fremont, LDCC, Liberty, BayRock or Impac, as applicable, against the Sponsor. The representations made by the Sponsor pursuant to Sections 1.04(b)(x) and 1.04(b)(xi) shall be direct obligations of the Sponsor. The Depositor acknowledges and agrees that the representations and warranties of the Sponsor in this Section 1.04(b) (other than the representations and warranties made pursuant to Sections 1.04(b)(x) and 1.04(b)(xi)) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by a Transferor in the applicable Transfer Agreement or Bring Down Letter. Except with respect to Acoustic, CIT, ComUnity, First Street, Fremont, LDCC, Liberty, BayRock or Impac, the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by a Transferor in the applicable Transfer Agreement or Bring Down Letter, without regard to whether such Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if such Transferor fulfills its obligations under the provisions of the applicable Transfer Agreement and the Bring Down Letter by substituting for the affected Mortgage Loan a mortgage loan which is not a Replacement Mortgage Loan, the Sponsor shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable Purchase Price for the affected Mortgage Loan or (b) within the


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two year period following the Closing Date, with a Qualified Substitute Mortgage
Loan for such affected Mortgage Loan. Subject to the foregoing, the Sponsor represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder, as to each, that as of February 7, 2006:

          (i) The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

          (ii) As of the Closing Date, no Mortgage Loan is in foreclosure;

          (iii) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code (as determined without regard to Treas. Reg. Section 1.860G-2(a)(3) or any similar rule that treats a defective obligation as a qualified mortgage for a temporary period);

          (iv) The representations and warranties contained in Sections 7.02
     (1), (2), (3), (4), (5), (7), (8) (to the extent such representation relates to a successor servicer), (9), (19), (26) (excluding the first sentence thereof), (34), (36), (44) and (49) of the Transfer Agreement between Fremont Investment and Loan, MLML and Merrill Lynch Mortgage Capital Inc. ("MLMC") as of March 1, 2005, as amended, are hereby restated by the Sponsor as of the Closing Date;

          (v) The representations and warranties contained in Subsections 7.02
     (3), (4), (5), (7), (9), (19), (25), the second sentence of (26), (28), the last sentence of (36) and (44) of the Transfer Agreement between Merrill Lynch Mortgage Lending, Inc., as purchaser and The CIT Group/Consumer Finance, Inc., The CIT Group/Consumer Finance, Inc. (NY), and The CIT Group/Consumer Finance, Inc. (TN), each as a seller and interim servicer, dated as of June 1, 2005, are hereby restated by the Sponsor as of the Closing Date;

          (vi) The representations and warranties contained in Subsections 7.02
     (1) through (9), (16), (17), (19), (21), (22), (24), (25), (26), (31),
     (34), (35), (36), (38), (42), (44), (71), (75), (81), (82), (87), (88),
     (89), (92), (93) and (94) of the Transfer Agreement between Merrill Lynch Mortgage Capital Inc., as purchaser, and Impac Funding Corporation, as seller and interim servicer, dated as of July 1, 2004, are hereby restated by the Sponsor as of the Closing Date;

          (vii) The representations and warranties contained in Subsections 7.02
     (1), (3), (4), (5), (6), the first three sentences of (7), (9), (10), (14),
     (15), the first clause of the last sentence of (16) ("No claims have been made under such lender's title insurance policy"), (17), (18), (22) (other than the first sentence thereof), (23), (24), (26), (33), (34), (37), (42),
     (71) and (72) (other than with respect to the origination of the Mortgage Loans) of the Transfer Agreement between Merrill Lynch Mortgage Capital Inc., as purchaser, and


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     WMC Mortgage Corp., as seller and interim servicer, dated as of January 1,
     2004, are hereby restated by the Sponsor as of the Closing Date;

          (viii) The representations and warranties contained in Subsection 7.02 (other than Subsections 7.02(3) and (44)) of (i) the Transfer Agreement between Acoustic and MLML, (ii) the Transfer Agreement between ComUnity and MLML, (iii) the Transfer Agreement between First Street and MLML, (iv) the Transfer Agreement between LDCC and MLML, (v) the Transfer Agreement between Liberty and MLML, and (vi) the Transfer Agreement between BayRock and MLML, each as described on Exhibit A hereto, are incorporated herein by reference as of the Closing Date;

          (ix) As of the Closing Date, no Mortgage Loan provides for interest other than at either (i) a single fixed rate in effect throughout the term of the Mortgage Loan or (ii) a "variable rate" (within the meaning of Treas. Reg. Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan;

          (x) As of the Closing Date, the Sponsor would not, based on the delinquency status of the Mortgage Loans, institute foreclosure proceedings with respect to any of the Mortgage Loans prior to the next scheduled payment for such Mortgage Loan;

          (xi) None of the Mortgage Loans are "high cost" as defined by applicable predatory and abusive lending laws; No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E); and

          (xii) Each Mortgage Loan at the time it was made complied with all applicable local, state and federal lending laws, including, but not limited to, all applicable predatory and abusive lending laws.

     It is understood and agreed that the representations and warranties set forth in Section 1.04(b) herein shall survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Depositor. Upon discovery by either the Sponsor or the Depositor of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Mortgage Loan, and, that does not also constitute a breach of a representation or warranty of a Transferor in the applicable Transfer Agreement, or Bring Down Letter, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the discovery of any such breach, the Sponsor shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Replacement Mortgage Loan for the affected Mortgage Loan. The Sponsor indemnifies and holds the Trust Fund, the Trustee, the Depositor, the Servicer and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any other costs, fees and expenses that the Trust Fund, the Trustee, the Depositor, the Servicer and any Certificateholder may sustain in connection with any actions of the Sponsor relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.03 of the Pooling Agreement and this Agreement, to the extent that any such action causes (i) any federal or state tax to be


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imposed on the Trust Fund or any REMIC provided for in the Pooling Agreement, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860(d)(1) of the Code, or (ii) any REMIC created in the Pooling Agreement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     Section 1.05. Grant Clause. It is intended that the conveyance of the Sponsor's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Sponsor hereby grants to the Depositor a first priority security interest in all of the Sponsor's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (3) this Agreement shall constitute a security agreement under applicable law.

     Section 1.06. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of the Sponsor, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

     Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 2.03. Amendment. This Agreement may be amended from time to time by the Sponsor and the Depositor, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or correct any mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Pooling Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to modify, alter, amend, add to or rescind any of the terms or provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the


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REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     (a) This Agreement may also be amended from time to time by the Sponsor and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     (b) It shall not be necessary for the consent of Holders under this Section
2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any


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other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

     Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]


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     IN WITNESS WHEREOF, the Sponsor and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        MERRILL LYNCH MORTGAGE LENDING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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                                    EXHIBIT A

                               TRANSFER AGREEMENTS

1. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of April 1, 2005, between Merrill Lynch Mortgage Lending, Inc., as initial purchaser and Acoustic Home Loans, LLC., as seller and interim servicer.

2. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of June 1, 2005, between Merrill Lynch Mortgage Lending, Inc., as purchaser and The CIT Group/Consumer Finance, Inc., as seller and interim servicer, The CIT Group/Consumer Finance, Inc. (NY), as seller and interim servicer and The CIT Group/Consumer Finance, Inc. (TN), as seller and interim servicer.

3. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of April 1, 2005, between Merrill Lynch Mortgage Lending, Inc as initial purchaser and ComUnity Lending, Incorporated, as seller and interim servicer.

4. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2005 between Merrill Lynch Mortgage Lending, Inc. as initial purchaser and First Street Financial, Inc., as seller and interim servicer.

5. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of March 1, 2005 and as amended as of June 1, 2005, among Merrill Lynch Mortgage Capital Inc., as initial purchaser, Merrill Lynch Mortgage Lending, Inc., as initial purchaser and Fremont Investment & Loan, as seller and interim servicer.

6. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 1, 2005, between Merrill Lynch Mortgage Lending, Inc. as initial purchaser and Lenders Direct Capital Corporation, as seller and interim servicer.

7. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of July 1, 2005, between Merrill Lynch Mortgage Lending, Inc., as initial purchaser and Liberty American Mortgage Corp., as seller and interim servicer.

8. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of June 24, 2005, between Merrill Lynch Mortgage Lending, Inc., as initial purchaser and Ameriquest Mortgage Company, as seller and interim servicer.

9. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of March 1, 2005 1, 2005, between Merrill Lynch Mortgage Lending, Inc., as initial purchaser and First Horizon Home Loan Corporation, as seller and interim servicer.

10. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of August 1, 2005, between Merrill Lynch Mortgage Lending, Inc., as initial purchaser and NovaStar Mortgage, Inc., as seller and interim servicer.

11. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of April 1, 2005, between Merrill Lynch Mortgage Lending, Inc., as initial purchaser and BayRock Mortgage Corporation, as seller and interim servicer.

12. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of January 1, 2004, between Merrill Lynch Mortgage Capital Inc., as initial purchaser and WMC Mortgage Corp., as seller and interim servicer.

13. Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of July 1, 2004, between Merrill Lynch Mortgage Capital Inc., as initial purchaser and Impac Funding Corporation, as seller and interim servicer.

                                    EXHIBIT B

                                   TRANSFERORS

1.   Acoustic Home Loans, LLC

2.   The CIT Group/Consumer Finance, Inc., The CIT Group/Consumer Finance, Inc.
     (NY), The CIT Group/Consumer Finance, Inc. (TN)

3.   ComUnity Lending, Incorporated

4.   First Street Financial, Inc.

5.   Fremont Investment & Loan

6.   Lenders Direct Capital Corporation

7.   Liberty American Mortgage Corp.

8.   Ameriquest Mortgage Company

9.   First Horizon Home Loan Corporation

10.  NovaStar Mortgage, Inc.

11.  BayRock Mortgage Corporation

12.  WMC Mortgage Corp.

13.  Impac Funding Corporation

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE